UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)
2590 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 542-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HLIT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its 2025 Annual Meeting of Stockholders (the“2025 Annual Meeting”) at 9:00 a.m. Pacific Time on Thursday, June 12, 2025. The Annual Meeting was a virtual meeting held over the Internet at www.virtualshareholdermeeting.com/HLIT2025. As of April 15, 2025, the record date for the 2025 Annual Meeting, there were 113,606,922 shares of common stock issued and outstanding. A quorum of 101,434,698 shares of common stock was present or represented at the 2025 Annual Meeting. All matters submitted to a vote of the Company’s stockholders at the 2025 Annual Meeting were approved. Those matters were as follows:
1.Stockholders elected eight (8) directors to serve until the earlier of the 2026 Annual Meeting of Stockholders or until their successors are elected and duly qualified.

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Nimrod Ben-Natan	84,662,414	781,050	55,152	15,936,082
Patrick Gallagher	81,714,796	3,724,042	59,778	15,936,082
Deborah L. Clifford	84,268,739	1,121,056	108,821	15,936,082
Stephanie Copeland	84,541,617	879,787	77,212	15,936,082
Dana Crandall	84,524,368	896,214	78,034	15,936,082
Neel Dev	84,053,087	1,367,949	77,580	15,936,082
David Krall	83,843,058	1,555,553	100,005	15,936,082
Dan Whalen	84,543,260	874,976	80,380	15,936,082
2.Stockholders approved, on an advisory basis, the compensation of the named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
81,432,964	3,900,975	164,677	15,936,082
3.Stockholders approved an amendment to the Company's 2002 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder by 500,000 shares.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
84,799,348	605,653	93,615	15,936,082
4.Stockholders approved the 2025 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
83,036,476	2,355,193	106,947	15,936,082
5.Stockholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025.

FOR	AGAINST	ABSTAIN
100,985,561	267,435	181,702

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2025	HARMONIC INC.

	By:	/s/ Timothy C. Chu
Timothy C. Chu
General Counsel, SVP HR and Corporate Secretary

2